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                                                                   EXHIBIT 10.27


To:      Madison Energy France S.C.S.
         (formerly Madison/Chart Energy S.C.S.) ("MEF")
         (the "BORROWERS' AGENT")

To:      Madison Oil Company Europe
         Madison Oil France S.A.
         Madison Energy France S.C.S.
         (the "BORROWERS")

To:      Madison Oil Company ("MOC")
         Madison Petroleum Inc.
         Madison Oil Company Europe
         Madison Oil France S.A.
         Madison Energy France S.C.S.
         Madison (Turkey) Inc
         Madison Oil Turkey Inc
         (the "GUARANTORS")

To:      Toreador Resources Corporation
         (the "TOREADOR")

                                                                  21 March, 2002


WAIVER AND CONSENT - VARIOUS ISSUES

We refer to the Revolving Credit Facility Agreement dated 30th March, 2001 between the Borrowers, the Guarantors, Barclays Capital as Arranger, the Banks (as defined therein) and Barclays Bank PLC as Facility Agent, Technical Agent, Ancillary Bank and US Security Trustee as amended (the "CREDIT AGREEMENT"). We also refer to a waiver and consent letter dated November, 2001 relating to the merger of MOC with Toreador (the "MERGER WAIVER LETTER").

All of the Banks, the Ancillary Bank and the Hedging Bank, have authorised the Facility Agent to enter into this letter on their behalf.

1. In this letter, unless otherwise defined or the context otherwise requires:

         (a) terms defined or used in the Credit Agreement have the same meaning in this letter;

         (b) references to specific numbered clauses are clauses of the Credit Agreement;

         (c) references to paragraphs are, unless stated otherwise, references to paragraphs of this letter;

         (d) references to the Merger Agreement, the Voting Agreement, the Toreador Subordinated Revolving Credit Agreement, the Toreador Subordinated Revolving Credit Note and the Subordination and Support Agreement are as each of those terms are defined in the Merger Waiver Letter;

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         (e)      "EQUITY ISSUE PROCEEDS" means the proceeds (whether in cash or in kind) of any equity or capital issue (to include, without limitation, share placement, the issue of preferred stock or subordinated loan stock or any other similar instrument) (the "EQUITY ISSUE");

         (f) "EQUITY ISSUE PROCEEDS RECEIPT DATE" means the date on which Toreador or any of its subsidiaries has, since the date of this letter, received Equity Issue Proceeds which in aggregate equal or exceed $5,000,000;

         (g)      "FRENCH PERMITTED PAYMENTS" means:

                  (i) the costs referred to in paragraphs (a)(i) and (b) of the definition of "Permitted Payment" in the Credit Agreement; and

                  (ii) any general and administrative expenditure relating to any Borrowing Base Interest, Borrowing Base Petroleum or Borrowing Base Asset.

          (h)     "TRINIDADIAN PERMITTED PAYMENTS" means

                  (i) the costs referred to in paragraph (a)(i) of the definition of "Permitted Payment" in the Credit Agreement except that reference to Borrower Borrowing Asset, Borrowing Base Petroleum or Borrowing Base Interest in that definition shall be construed as a reference to Trinidadian Interest, Trinidadian Petroleum and Trinidadian Asset);

                  (ii)     any taxes payable by Trans Dominion Holdings Ltd; and

                  (iii) any general and administrative expenditure relating to any Trinidadian Interest, Trinidadian Petroleum and Trinidadian Asset.

         (i)      "TURKISH PERMITTED PAYMENTS" means:

                  (i) the costs referred to in paragraph (a)(i) of the definition of "Permitted Payment" in the Credit Agreement except that reference to Borrower Borrowing Asset, Borrowing Base Petroleum or Borrowing Base Interest in that definition shall be construed as a reference to Turkish Interest, Turkish Petroleum and Turkish Asset);

                  (ii)     any taxes payable by MOTI and Madison Turkey; and

                  (iii) any general and administrative expenditure relating to any Turkish Interest, Turkish Petroleum and Turkish Asset.

         (j)      "TURKISH/TRINIDADIAN ASSET" means:

                  (i)     (A)      the Cendere oil field in Turkey;

                          (B)      the Zeynel oil field in Turkey;

                          (C)      the Boyabet oil field in Turkey; and

                          (D)      the Thrace Basin in Turkey,


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                          (each a "TURKISH ASSET"); and

                  (ii) the Bonasse oil field in Trinidad and Tobago and the related Southwest Cedros Peninsular Exploration Licence (the "TRINIDADIAN ASSET");

         (k)      "TURKISH/TRINIDADIAN INTEREST" means:

                  (i) all of the Obligors' present and future interest in a Turkish Asset and all agreements, facilities or insurances relative to that Turkish Asset or to Turkish Petroleum (the "TURKISH INTEREST"); and

                  (ii) all of the Obligors' present and future interest in a Trinidadian Asset and all agreements, facilities or insurances relative to that Trinidadian Asset or to Trinidadian Petroleum (the "TRINIDADIAN INTEREST");

         (l)      "TURKISH/TRINIDADIAN PETROLEUM" means:

                  (i) in respect of a Turkish Asset, all petroleum won and saved from that Turkish Asset that accrues to the Turkish Interest in that Turkish Asset (including, without limitation, any such petroleum that is royalty petroleum) ("TURKISH PETROLEUM"); and

                  (ii) in respect of a Trinidadian Asset, all petroleum won and saved from that Trinidadian Asset that accrues to the Trinidadian Interest in that Trinidadian Asset (including, without limitation, any such petroleum that is royalty petroleum) ("TRINIDADIAN PETROLEUM"); and

         (m) "WARRANT" means the warrants to be issued pursuant to the Warrant Letter; and

         (n) "WARRANT LETTER" means the warrant letter dated on or about the date hereof between Toreador and the Arranger.

2. Subject to the terms and conditions of this letter, Barclays Bank PLC, as Facility Agent confirms its consent to the merger of Toreador and MOC detailed in paragraph 2 of the Merger Waiver Letter and confirms that the Banks have agreed to waive the following Events of Default:

         (a) the Events of Default detailed in paragraph 2 of the Merger Waiver Letter;

         (b) under paragraphs 12(f) and 12(C) of the Merger Waiver Letter constituted by:

                  (i) failure by the Obligors to deliver, in accordance with paragraph 3(b) of the Merger Waiver Letter, evidence satisfactory to the Facility Agent that the agreements referred to in paragraph 3(b)(i) of the Merger Waiver Letter have been duly executed by each party (other than the Finance Parties) to the relevant agreement, and a legal opinion in a form and substance satisfactory to the Facility Agent in relation to each of those agreements, on or before 15th January, 2002; and

                  (ii) failure by MOC to deliver, in accordance with paragraph 9(a) of the Merger Waiver Letter, a certified copy of each of the documents referred to that paragraph within 2 Business Days of the date of the Merger Waiver Letter;


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         (c)      the Event of Default detailed in paragraph 10(a) of the Merger
                  Waiver Letter; and

         (d) under paragraph 13(b) of the Merger Waiver Letter, constituted by failure by MOCE to procure, in accordance with paragraph 10(b) of the Merger Waiver Letter, that Madison Turkey has transferred all of its assets, liabilities, business and undertakings to MOTI, and that Madison Turkey has been wound up and dissolved, by 15th January, 2002.

3. The Obligors undertake to deliver to the Facility Agent, on or before 31st March 2002:

         (a) evidence satisfactory to the Facility Agent that the Merger Agreement, the Voting Agreement, the Toreador Subordinated Revolving Credit Agreement, the Toreador Subordinated Revolving Credit Note and the Subordination and Support Agreement have each been duly executed by each party (other than the Finance Parties) to the relevant agreement; and

         (b) a legal opinion from a reputable law firm in a form and substance satisfactory to the Facility Agent in relation to each of the agreements mentioned in paragraph (a) above.

4. MOC undertakes to deliver to the Facility Agent, on or before 31st March 2002, a certified copy of each of the Merger Agreement, the Voting Agreement, the Toreador Subordinated Revolving Credit Agreement and the Toreador Subordinated Revolving Credit Note.

5.       MOCE undertakes to procure that, by no later than 31st October, 2002:

         (a) Madison Turkey shall have transferred all of its assets, liabilities, business and undertakings to MOTI and shall be wound up and dissolved; and

         (b) that MOTI shall have discharged in full all of the consideration for that transfer.

6. The Calculation Dates due to occur (in accordance with paragraph 6(a) of the Merger Waiver Letter) on 28th February, 2002 and (in accordance with the Credit Agreement) on 30th June, 2002 shall be consolidated and amended to be the earlier of:

         (a) the date which is 21 days after the Facility Agent notifies the Borrower's Agent that there has been an Event of Default and that it requires a new Forecast to be prepared;

         (b) the date which is 21 days after the date on which Toreador fails to pay an amount in accordance with paragraph 12(b) below;

         (c) the date which is 21 days after the Equity Issue Proceeds Receipt Date; and

         (d)      if by 10th October, 2002, none of the events in paragraphs
                  (a), (b) or (c) above have occurred, 31st October, 2002.

7. The Repayment Dates due to occur (in accordance with paragraph 6(b)(i) of the Merger Waiver Letter) on 7th March, 2002 and (in accordance with Clause 6.1) on 7th July, 2002 shall be consolidated and amended to be:

         (a) if paragraph 6(a), (b) or (c) above applies, 7 days after the Calculation Date as determined in accordance with paragraph 6(a), (b) or (c) above (as the case may be); and


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         (b)      if paragraph 6(d) above applies, 7th November, 2002.

8. If paragraph 6(a), (b) or (c) above apply, the Credit Agreement shall be deemed to be amended for that Calculation Date only as follows:

         (i) the reference to "45 days" in Clause 16.2(a) (Preparation and approval of Forecasts) shall be deemed to be a reference to "21 days";

         (ii) the reference to "28 days" in Clause 16.2(b) (Preparation and approval of Forecasts) shall be deemed to be a reference to "12 days";

         (iii) in Clause 16.2(c) (Preparation and approval of Forecasts), the words "7 days after the notification" shall be deleted and the following words inserted in their place:

                  "5 days after the notification"; and

          (iv) in Clause 16.2(c) (Preparation and approval of Forecasts), the words "7 days after receipt of the draft Forecast" shall be deleted and the following words inserted in their place:

                  "4 days after receipt of the draft Forecast".

 9.       (a)     For the Repayment Date arising after a Calculation Date
                  determined in accordance with paragraph 6(a), (b) and (d) above only, the Credit Agreement shall be deemed to be amended as follows in Clause 6.1(a)(ii)(B) (Repayment), the words "the
                  6-months' period ending on the last Calculation Date before that Repayment Date" shall be deleted and the following words inserted in their place:

                           "the period beginning on 31st July, 2001 and ending on the last Calculation Date before that Repayment Date"; and

         (b) If, from the date of this letter until the next Calculation Date, any amounts are received as contemplated under Clause 7.2(c) then Clause 7.2(d)(iii) (Mandatory prepayment), shall be amended so that the words "the 6 months' period ending on the next Calculation Date" shall be deleted and the following words inserted in their place:

                           "the period beginning on 31st July, 2001 and ending on the next Calculation Date".

         (c) For the Calculation Date determined in accordance with paragraph 6(c) above only, Clause 6.1 of the Credit Agreement shall be deemed to be amended so that the amount the Borrowers are required to repay pursuant to that Clause is the amount required (if any) to ensure that Total Indebtedness does not exceed the Borrowing Base Amount for the time being ("EQUITY PREPAYMENT AMOUNT").

10.      (a)      Toreador undertakes in favour of the Banks and MOC to pay to
                  MOC (and for the avoidance of doubt MOC undertakes to pay to the Facility Agent) and the Banks an amount equal to the Equity Prepayment Amount so that the Obligors may comply with their repayment obligations under the Credit Agreement (as amended by this letter and in particular paragraph 9(c) above).


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         (b)      Toreador agrees that any payment made to MOC pursuant to
                  paragraphs 10(a) above and 14(g) below shall be "Junior Debt" for the purposes of the Subordination and Support Agreement. MOC agrees that any payment made pursuant to paragraphs 10(a) above and 14(g) below shall be "Junior Debt" for the purposes of the Subordination Agreement dated 30th March, 2001 between members of the Madison group as debtors, the Facility Agent and MOF, MOC, MOCE and MPI.

11. Paragraph 7 of the Merger Waiver Letter shall not apply on and from the date of this letter.

12.      (a)      Subject to paragraphs (c) and (d) below, MOC agrees not to deliver a Notice of Borrowing (as that term is defined in the Toreador Subordinated Revolving Credit Agreement) to Toreador for an Advance (as that term is defined in the Toreador
                  Subordinated Revolving Credit Agreement) under Clauses 2.1(a) and (c) of the Toreador Subordinated Revolving Credit
                  Agreement of an amount which would cause the aggregate of all Advances (as that term is defined in the Toreador Subordinated
                  Revolving Credit Agreement) then outstanding to Toreador under Clause 2.1(c) to exceed $2,000,000.

         (b) Subject to paragraphs (c) and (d) below, Toreador agrees to pay to the Facility Agent on each date set out in Part A of
                  Schedule 1 to this letter (each a "PAYMENT DATE") an amount equal to or exceeding the amount set out opposite the relevant Payment Date in Part A of Schedule 1 to this letter (each a "REQUIRED PAYMENT").

         (c) Paragraphs (a) and (b) above shall not apply after the date on which a Calculation Date determined in accordance with paragraph 6(a), (b), (c) or (d) above has occurred and if on the Repayment Date after that Calculation Date Total Indebtedness (after any payments to be made under the Finance Documents on that Repayment Date have been made) does not exceed the Borrowing Base Amount for the time being.

         (d) Paragraphs (a) and (b) above shall not apply after the date on which the aggregate of all amounts paid to the Facility Agent in accordance with paragraph (b) above exceeds $3,000,000 less amounts received by the Facility Agent up till the date of this letter under the Toreador Subordinated Revolving Credit Facility.

         (e) Toreador and MOC agree that no Notice of Borrowing (as that term is defined in the Toreador Subordinated Revolving Credit Agreement) shall be required in respect of Required Payments.

         (f) An amount equal to each Required Payment paid by Toreador to the Facility Agent in accordance with paragraph (b) above shall be deemed to be:

                  (i) an Advance (as that term is defined in the Toreador Subordinated Revolving Credit Agreement) by Toreador to MOC under Clauses 2.1(a) and (b) of the Toreador Subordinated Revolving Credit Agreement; and

                  (ii) a non-interest bearing loan repayable (subject to the Subordination Agreement dated 30th March, 2001 between the Borrowers (as Debtors), Barclays Bank PLC (as Facility Agent) and MOC, Madison Oil Company Europe, Madison Petroleum Inc and Madison Oil France S.A. (as Junior Creditors)) on demand shall be deemed to have been made by MOC to the Borrowers (or a loan on such other as are terms agreed by MOC and the Borrowers (in any case subject to the Subordination Agreement dated 30th March, 2001 referred to above).


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         (g)      Notwithstanding Clause 7.7(e) (Miscellaneous provisions),
                  payment of each Required Payment shall be deemed to be a prepayment of Loans by the Borrowers in an aggregate principal amount equal to the relevant Required Payment, to be applied against firstly Tranche B Loans and secondly Tranche A Loans (and Clauses 7.7(b) and (c) (Miscellaneous provisions) shall apply to any such prepayment).

13.      The Credit Agreement is deemed to be amended as follows:

         (a) if the Borrowers repay or prepay any loan outstanding under Tranche A or Tranche B, then the Total Commitments shall, immediately upon that repayment or prepayment being made, automatically be reduced by an amount equal to the principal so repaid or prepaid;

         (b) Clause 6.2 shall be amended so the words "Tranche A" is inserted before "Tranche B" and the words ", but any amount repaid under Tranche A may subsequently be re-borrowed on and subject to the provisions of the Agreement" are deleted; and

         (c) Clause 7.7(c) shall be amended so that the words "Any amount prepaid under Tranche A may subsequently be re-borrowed on an subject to the terms of this Agreement but" are deleted and the words "Tranche A," are inserted before "Tranche B".

14.

         (a) Without prejudice to the Obligors obligations under the Credit Agreement, MOTI, Madison Turkey, Madison Oil Company Inc and MCE shall pay, and Toreador shall procure that MOTI, Madison Turkey, Madison Oil Company Inc and MCE pay:

                  (i) the gross proceeds (without any deductions whatsoever) of any disposal of Turkish/Trinidadian Petroleum and Borrowing Base Petroleum;

                  (ii) any sales tax payable on the amount referred to in paragraph (i) above; and

                  (iii) any other amount payable to MOTI, Madison Turkey, Madison Oil Company Inc and MCE in respect of any Turkish/Trinidadian Petroleum or any Borrowing Base Petroleum, Turkish/Trinidadian Interest or Borrowing Base Interest or Turkish/Trinidadian Asset or Borrowing Base Asset except to the extent it is payable under insurances in respect of liabilities to third parties, seepage, pollution or the cost of control of wells,

                  (the amounts being attributable to Borrowing Base Petroleum, Borrowing Base Interest or Borrowing Base Asset being "French Revenue", Turkish Petroleum, Turkish Interest and Turkish Asset being "Turkish Revenue" and the amounts being attributable to Trinidadian Petroleum, Trinidadian Interest and Trinidadian Asset being "Trinidadian Revenue",

                  LESS

                  (A) in the case of Trinidadian Revenue, Trinidadian Permitted Payments for that month ("NET TRINIDADIAN REVENUE"); and


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                  (B) in the case of Turkish Revenue, Turkish Permitted Payments for that month ("NET TURKISH REVENUE"),

                  directly to the Dollar Revenue Account, unless any such amount is received in another currency, in which case (where applicable) MOTI, Madison Turkey, MCE and Madison Oil Company Inc shall, and Toreador shall procure that MOTI, Madison Turkey, MCE or Madison Oil Company Inc. shall, immediately upon receipt convert that amount to Dollars and pay them directly to the Dollar Revenue Account;

         (b) The Borrowers shall on the last day of each month apply an amount equal to the aggregate of French Revenue less French Permitted Payments, Net Trinidadian Revenue and Net Turkish Revenue received during that month paid during that month in prepayment of the Loans (to be applied against first, Tranche B Loans and secondly, against Tranche A Loans);

         (c) It shall constitute an Event of Default if in any Quarter Period (as specified in Schedule 3) the amounts applied in prepayment of the Loans under this paragraph 14 is less than the amount specified in Schedule 3 for that Quarter Period;

         (d) The Borrowers obligations to prepay the Loans under this paragraph 14 shall cease on the later to occur of the date on which (i) an amount equal to the Total Minimum Cashflow Amount (as referred to in Schedule 3) is applied in prepayment of the Loans under and in accordance with this paragraph 14 and (ii) Total Indebtedness does not exceed the Borrowing Base Amount for the time being;

         (e) paragraph (i) of Clause 19.22 (Capital expenditure), shall not apply;

         (f) the Obligors shall procure that no Obligor shall make, nor incur any obligation or liability for or in respect of any capital expenditure except for capital expenditure detailed in
                  Schedule 2 to this letter and then only to the extent that amounts are received from Toreador to fund such expenditure in accordance with paragraph (g) below;

         (g) Toreador agrees to pay to MOC in each of the periods permitted for payment referred to in Schedule 2 an amount equal to that specified for such period permitted for payment. MOC shall and shall procure that an amount equal to those amounts so received shall be applied towards the item of expenditure to which such amount relates. MOC shall provide to the Facility Agent all information that it may request to verify such application. MOC may request that the Facility Agent agree to an amendment to the period permitted for payment if it provides reasonable evidence demonstrating that an amount relating an item of expenditure is not required in the specified period permitted for payment;

         (h) without limiting the Facility Agent's rights under Clause 19.3(d) (Borrowing Base Asset and similar information), the Borrower's Agent shall supply to the Facility Agent (in sufficient copies for all of the Banks unless the Facility Agent agrees otherwise):

                  (i) the information described in Clause 19.3(a)(i), (ii) and (iii) (Borrowing Base Asset and similar information), provided that the wording of that Clause shall be deemed amended for these purposes such that each reference to "Borrowing Base Asset" shall be deemed to be a reference to Turkish/Trinidadian Asset; and


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                  (ii)    any other information relating to a
                          Turkish/Trinidadian Asset that could change the expected capital expenditures detailed in Schedule 2 to this letter or impose any additional material liability on the Obligors; and.

         (i) promptly deliver to the Facility Agent such information and evidence as it may from time to time require in order to check and verify the amount of any Turkish Revenue, Trinidadian Revenue, Trinidadian Permitted Payment or Turkish Permitted Payment.

15.      The Obligors agree to procure that Trans Dominion Holdings Ltd:

         (a) promptly notifies the Facility Agent when Trans Dominion Holdings Ltd enters into any agreement relating to the Trinidadian Asset, the Trinidadian Interest or any Trinidadian Petroleum ("RELEVANT AGREEMENT");

         (b) after notice by the Facility Agent to the Borrower's Agent that the Facility Agent requires security to be granted to it for the benefit of the Finance Parties, enters into an agreement granting a Security Interest over that Relevant Agreement above in form and substance satisfactory to the Facility Agent ("SECURITY DOCUMENT"); and

         (c) delivers a legal opinion from a reputable law firm in respect of all relevant jurisdictions in a form and substance satisfactory to the Facility Agent in relation to each of the Security Documents, and each Obligor shall do all things reasonably required by the Facility Agent for the granting, perfecting or protecting of any security intended to be granted under a Security Document.

16.      (a)      Each Guarantor agrees, and represents and warrants to each
                  Finance Party as at the date it executes this letter:

                  (i) that the arrangements contemplated by this letter do not in any way affect the guarantee and undertakings given by it under Clause 15 (Guarantee); and

                  (ii) that the guarantee given by it under Clause 15 (Guarantee) is a continuing guarantee, in full force and effect, and will extend to the ultimate balance of all sums payable by the Obligors under the Finance Documents, regardless of the arrangements contemplated by this letter and any intermediate payments or discharge in whole or in part (including, without limitation, the prepayments deemed under paragraph 12(h) above).

         (b) MOC agrees, and represents and warrants to each Finance Party as at the date it executes this letter:

                  (i) that the arrangements contemplated by this letter do not in any way affect any of the Finance Documents; and

                  (ii) that its obligations under the Finance Documents are in full force and effect and are binding on, and enforceable against, MOC regardless of the arrangements contemplated by this letter.

         (c) Each Obligor makes the following representations and warranties to each Finance Party in respect of this letter:


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                  (i)      that it has the power to enter into and perform this
                           letter and it has taken all necessary action to authorise the entry into, performance and deliver of this letter; and

                  (ii) that this letter constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

         (d)

         (i) Toreador represents and warrants as at the date it executes this letter, the Warrant Letter and each time it issues a Warrant, that:

                  (A) that it has the power to enter into and perform this letter, the Warrants and the Warrant Letter and it has taken all necessary action to authorise the issue, performance and delivery of those Warrants; and

                  (B) this letter, the Warrants and the Warrant Letter will, when issued, constitutes its legal, valid and binding obligation enforceable in accordance with its terms; and

         (ii)     (A)      Toreador undertakes to and shall procure that is
                           subsidiaries shall, in connection with any Equity
                           Issue, make full and proper disclosure in accordance with all applicable laws and/or requirements of any regulatory authority; and

                  (B) Toreador shall not incur any expenditure in connection with the Black Sea Seismic Project without the Arranger's prior written consent.

         (iii) The obligations of Toreador to make payments under and in connection with this letter are absolute, irrevocable and unconditional and shall not be affected by:

                  (A) the existence of any dispute, claim, counter-claim, set-off, defence or other right which Toreador may have at any time against any Finance Party or MOC, whether in connection herewith or otherwise;

                  (B) the bankruptcy, insolvency, reorganisation, winding up, dissolution or liquidation, or any change in the status, function, control or ownership of any Obligor or Toreador or the occurrence of any other proceeding as a result of such bankruptcy;

                  (C) any sale, transfer or other disposition by Toreador of any direct or indirect interest it may have in any Obligor; and

                  (D) any of the obligations of Toreador under or in connection with this letter being or becoming illegal, invalid or unenforceable in any respect.

17.      (a)      The Borrowers shall ensure that the last day of an Interest
                  Period for one or more Loans coincides with repayments or prepayments to be made under this letter, and shall select
                  Interest Periods accordingly and for this purpose (but not otherwise) the Borrower may select an Interest Period of less than one month; and


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         (b)      Notwithstanding any provision of this Waiver Letter and
                  without prejudice to the obligations of any Obligor to repay or prepay any amount in accordance with the Credit Agreement or this letter, the Borrowers may not prepay or repay any Loan without the prior written consent of the Agent (acting on the instructions of the Banks) if, as a result of such prepayment or repayment the aggregate amount of all Loans outstanding at that time would be less than $5,000,000.

18.      (a)      For the avoidance of doubt, MEF acknowledges and agrees that the Facility Agent's costs and expenses incurred in connection with this letter and the agreements referred to in paragraph
                  15 above fall within Clause 23.1 (Initial and special costs), and as such, MEF shall immediately on demand pay those costs and expenses.

         (b) The Facility Agent confirms that the payment of the legal fees of Allen & Overy (the Facility Agent's legal adviser) incurred in relation to this letter or in connection with the arrangements contemplated by it shall constitute a Permitted Payment.

         (c) The Obligors shall pay the Permitted Payment referred to in paragraph (b) above as soon as possible after execution of this letter from Gross Revenues to the extent any such amount is available after the payment of any other Permitted Payments have been paid (other than any referred to in paragraph (c)(i) of the definition of Permitted Payment in Clause 1.1 (Definitions)).

         (d) Any breach of Clause 16.2(b) (Preparation and approval of Forecasts) constituted by failure of the Technical Agent to notify the Borrower's Agent, not later than 28 days before the Redetermination Date determined in accordance with paragraph 6(a) of the Merger Waiver Letter, of the Assumptions to be used in the preparation of the Forecast is hereby waived.

19.      If:

         (a)      any of the provisions of this letter are not complied with;

         (b) any shares are not issued in accordance with the Warrants issued and delivered under paragraph 16 above;

         (c) Toreador does not agree the form of warrants or pay the Cash Sum as that term is defined in the Warrant Letter) on or before 17th May 2002; or

         (d) any representation and warranty in paragraph 17 above is incorrect when made or repeated,

         then:

         (A) the consent to the merger of Toreador and MOC detailed in paragraph 2 of the Merger Waiver Letter shall be revoked;

         (B) the Events of Default detailed in paragraph 2 above shall no longer be waived; and

         (C) that event shall constitute an Event of Default under Clause 20 (Default),

         and the Finance Parties may thereafter exercise all of their rights in respect thereof under the Finance Documents.

20. This letter, each of the Warrants and the Warrant Letter are a Finance Document (and each are hereby designated as such by the Facility Agent and the Borrowers' Agent).

21. The letter and the waivers set out herein shall only take effect on the date of receipt by the Agent of each of the following documents (in form and substance satisfactory to the Facility Agent):

         (a) duly executed original of the amended and restated supplemental Fee Letter;

         (b)      duly executed original of the Warrant Letter; and

         (c) an original of this letter duly executed copy of this letter by all parties hereto.

22. Nothing in this letter shall affect any right of any Finance Party, or any obligation of any Obligor, except as expressly stated above, and each Obligor expressly confirms that all such rights and obligations shall continue in full force and effect except to the extent so stated.

23. This letter does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this letter.

24. If a provision of this letter is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         (a) the legality, validity or enforceability in that jurisdiction or any other provision of this letter; or

         (b) the legality, validity or enforceability, in other jurisdictions of that or any other provision of this letter.

25. Clauses 1.2 (Construction), 28.1 (Transfers by Obligors) and 32-37 (inclusive) shall apply to this letter as though set out in full in this letter, except that:

         (a) references in those Clauses to the Credit Agreement are to be construed as references to this letter;

         (b)      each reference to "Obligor" in Clauses 1.2 (Construction),
                  28.1 (Transfers by Obligors), 35 (Jurisdiction) and 37 (Waiver of Jury Trial) shall be deemed to include Toreador; and

         (c) the reference to "the Guarantor" in Clause 35.2(f) (Service of Process) shall be deemed to include Toreador.

Please countersign this letter (or a copy of it) where marked below to confirm your agreement to its terms.

Yours faithfully,


/s/ STEVEN FUNNELL
--------------------------------
ON BEHALF OF BARCLAYS BANK PLC
AS FACILITY AGENT

We agree with the above.

BORROWERS' AGENT

 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date:  4/4/02



BORROWERS

 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date:  4/4/02

 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date:  4/4/02

 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date:  4/4/02



GUARANTORS

 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL COMPANY
Date:  4/4/02

 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON PETROLEUM INC
Date:  4/4/02

 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date:  4/4/02


 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date:  4/4/02


 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date:  4/4/02


 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON (TURKEY) INC
Date:  4/4/02


 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF MADISON OIL TURKEY INC
Date:  4/4/02



TOREADOR

 /s/ DOUGLAS W. WEIR
----------------------------------------------
ON BEHALF OF TOREADOR RESOURCES CORPORATION
Date:  4/4/02

                                   SCHEDULE 1

                                     PART A

                            MINIMUM PAYMENT SCHEDULE



   PAYMENT DATE                               REQUIRED PAYMENT

   1. 28th March, 2002                        $300,000

   2. On the 28th day of each of April, May,  $200,000
      July and August, 2002

   3. On the 28th Day of each of October and  $75,000
      November, 2002

   4. On the 28th day of each of June,        An amount calculated as
      September and December, 2002            follows:

                                              TQP - A

                                              where:

                                              TQP = the total quarterly payment
                                                    for that month (as  set out
                                                    in Part B of this
                                                    Schedule); and

                                              A =   the aggregate of the amounts
                                                    paid in accordance with 2
                                                    and 3 above.

                                     PART B

                            TOTAL QUARTERLY PAYMENTS



        MONTH                                       TOTAL QUARTERLY PAYMENT
        June, 2002                                  $650,000

        September, 2002                             $600,000

        December, 2002                              $250,000

                                   SCHEDULE 2

                         AUTHORISED CAPITAL EXPENDITURE


                                       PERIOD PERMITTED FOR PAYMENT

        ITEM OF                        From date of         1st April -      1st July - 30th     1st October -
        EXPENDITURE                    this letter to       30th June,       September,          31st December,
                                       31st March, 2002     2002             2002                2002
        Trinidad capital expenditure         Nil            $ 650,000               Nil                 Nil

        Zeynel 15 and Cendere 19             Nil            $ 670,000         $ 150,000           $  20,000
        capital expenditure and
        seismic studies

        Thrace Basin capital                 Nil            $ 400,000         $ 660,000           $ 500,000
        expenditure

        Boyabat capital expenditure          Nil                  Nil         $ 225,000           $ 225,000

        French capital expenditure*    $ 282,875            $ 602,928         $ 346,667                 Nil


         * = Courtney 58 new drill, CR17 re-entry, SF119 re-entry, SF47B re-drill, CHUR39 re-entry and CR56 re-entry.

                                   SCHEDULE 3

                                MINIMUM CASHFLOW

                                 QUARTER PERIOD


                            1st Feb - 31st     1st April -     1st July - 30th      1st October -
                            March, 2002        30th June,      September,           31st December,
                                               2002            2002                 2002
        FRENCH CASHFLOW      $ 300,000         $   900,000      $   900,000         $   825,000

        TURKISH CASHFLOW     $ 450,000         $   450,000      $   450,000         $   600,000

        AGGREGATE AMOUNTS    $ 750,000         $ 1,350,000      $ 1,350,000         $ 1,425,000

        TOTAL MINIMUM
        CASHFLOW AMOUNT                                                             $ 4,875,000